ADMA Files Biologics License Application For Its Third Plasma Collection Center

ADMA BioCenters’ Newest Facility Commences Operations to Further Supplement Supply of Internally-Sourced Donor Plasma for Commercial Products and Pipeline of Hyperimmune IG Candidates

RAMSEY, NJ & MARIETTA, GA– December 11, 2017 – ADMA Biologics, Inc. (NASDAQ: ADMA) (“ADMA” or the “Company”), a vertically integrated commercial biopharmaceutical company that develops, manufactures and markets specialty plasma-based biologics for the treatment of Primary Immune Deficiency Disease (“PIDD”) and the prevention and treatment of certain infectious diseases, announces the filing of a Biologics License Application (“BLA”) for its third plasma collection center located in Kennesaw, Georgia. The facility has commenced operations, initiated collections of plasma from donors and is preparing for U.S. Food and Drug Administration (“FDA”) review. The regulatory process entails an on-site inspection by the FDA and a BLA review period that is approximately 12 months, suggesting potential approval of ADMA’s third plasma facility by the end of 2018.

“We continue to leverage our expertise in establishing and operating plasma collection centers to ensure the reliable supply of source plasma for our proprietary immunoglobulin products and development-stage candidates,” said Cyndi Tolman, Vice President, Plasma Services at ADMA Bio Centers (“ADMA BioCenters”), a wholly-owned subsidiary of ADMA Biologics, Inc. “Located near Kennesaw State University, we are excited to commence operations at our newest center to serve the local community and develop a new base of plasma donors.”

“This new facility is expected to increase our ability to obtain raw material source plasma internally as we plan for the growth of our commercial immunoglobulin business which include Nabi-HB® and Bivigam®,” stated Adam Grossman, ADMA’s President and Chief Executive Officer. “A key strategic initiative for ADMA is to sustain and efficiently grow our vertically integrated organization, which supports our mission to improve the lives of immunocompromised patients, and positions us to create value for our stockholders.”

Plasma centers provide local economies with financial resources through employment opportunities and compensation to local residents for their plasma donations. Plasma can be used for the manufacturing of a variety of live-saving and life-sustaining therapies. The new ADMA facility is over 12,000 square feet and will be the Company’s third center located in Georgia. It is expected to employ up to approximately 50 staff members and support over 50 donor beds at peak capacity. Plasma donors have an opportunity to earn between $50 and $350 per month by donating at an ADMA BioCenter. For information about plasma donation or to become a donor with ADMA BioCenters, please visit www.atlantaplasma.com.

About ADMA BioCenters

ADMA BioCenters is a wholly-owned subsidiary of ADMA Biologics, which operates as a source plasma collection business. ADMA BioCenters holds FDA, German Health Authorities (GHA), and Korean Ministry of Food and Drug Safety (MFDS) licenses to operate as a source plasma collection organization for both U.S. based and foreign fractionators’ therapeutic plasma products manufacturing. A typical plasma collection center can collect between 30,000 to 50,000 liters of source plasma annually. Plasma collected from ADMA BioCenters' FDA approved facilities that is not used to manufacture ADMA products or development-stage candidates is sold to customers under an existing supply agreement or in the open “spot” market generating revenues for the Company. Additional information may be obtained from the ADMA BioCenters website: www.atlantaplasma.com.

About ADMA Biologics, Inc. (ADMA)
ADMA Biologics is a vertically integrated biopharmaceutical and specialty immunoglobulin manufacturing company that currently markets and develops specialty plasma-based biologics for the treatment of immune deficiencies and prevention of certain infectious diseases.  ADMA's mission is to develop and commercialize plasma-derived, human immune globulins targeted to niche patient populations for the treatment and prevention of certain infectious diseases. The target patient populations include immune-compromised individuals who suffer from an underlying immune deficiency disease, or who may be immune-compromised for medical reasons. ADMA has received U.S. Patents 9,107,906, 9,714,283 and 9,815,886 relating to certain aspects of its lead product candidate, RI-002. For more information, please visit www.admabiologics.com.

About RI-002
ADMA's lead product candidate, RI-002, is a specialty plasma-derived, polyclonal, intravenous immune globulin (“IGIV”) derived from human plasma containing naturally occurring polyclonal antibodies (e.g., Streptococcus pneumoniae, H. influenza type B, cytomegalovirus (“CMV”), measles, tetanus, etc.) as well as plasma from donors tested to have high levels of neutralizing antibodies to respiratory syncytial virus (“RSV”). ADMA is pursuing an indication for the use of this specialty IGIV product for treatment of patients diagnosed with PIDD. Polyclonal antibodies are the primary active component of IGIV products. Polyclonal antibodies are proteins that are used by the body's immune system to neutralize microbes, such as bacteria and viruses. Data review indicates that the polyclonal antibodies present in RI-002 support its ability to prevent infections in immune-compromised patients.

Cautionary Note Regarding Forward-Looking Statements

This press release contains "forward-looking statements" pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, about ADMA Biologics, Inc. ("we“, “our” or the “Company”). Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance or achievements, and may contain the words "estimate," “project,” "intend," “forecast,” "target,” ”anticipate,” “plan,” “planning,” “expect,” “believe,” “will," “is likely,” “will likely,” “should,” “could,” "would," "may," or, in each case, their negative, or words or expressions of similar meaning. These forward-looking statements also include, but are not limited to, statements concerning our plans to develop, manufacture, market, launch and expand our own commercial infrastructure and commercialize our current products and future products, the safety, efficacy and expected timing of, and our ability to, obtain and maintain regulatory approvals of our current products and product candidates, and the labeling or nature of any such approvals, the success of our work with our third party vendors and the U.S. Food and Drug Administration (the “FDA”) in furtherance of and progress towards an approval of our Biologics License Application for specialty plasma-based biologics and the ability of such third parties to respond adequately or in a timely manner to the issues raised by the FDA, our ability to successfully pursue commercialization and prelaunch activities, the timeframe within which we may receive approval from the FDA for specialty plasma-based biologics, if at all, the potential of our specialty plasma-based biologics to provide meaningful clinical improvement for patients living with Primary Immune Deficiency Disease or other indications and our ability to realize increased prices for plasma growth in the plasma collection industry. Actual events or results may differ materially from those described in this document due to a number of important factors. Current and prospective security holders are cautioned that there also can be no assurance that the forward-looking statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation or warranty by ADMA or any other person that the objectives and plans of ADMA will be achieved in any specified time frame, if at all. Except to the extent required by applicable laws or rules, ADMA does not undertake any obligation to update any forward-looking statements or to announce revisions to any of the forward-looking statements. Forward-looking statements are subject to many risks, uncertainties and other factors that could cause our actual results, and the timing of certain events, to differ materially from any future results expressed or implied by the forward-looking statements, including, but not limited to, the risks and uncertainties described in our filings with the U.S. Securities and Exchange Commission, including our most recent reports on Form 10-K, 10-Q and 8-K, and any amendments thereto.

COMPANY CONTACT:

Brian Lenz

Vice President and Chief Financial Officer |201-478-5552 | www.admabiologics.com

INVESTOR RELATIONS CONTACT:

Jeremy Feffer

Managing Director, LifeSci Advisors, LLC | 917-749-1494 |